UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2023

American Outdoor Brands, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39366	84-4630928
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 North Route Z, Suite A
Columbia, Missouri		65202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 338-9585

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per Share	AOUT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Cooperation Agreement

On May 24, 2023, American Outdoor Brands, Inc. (the “Company”) entered into an amendment of the Cooperation Agreement (the “Amendment”) entered into by and among the Company and Engine Capital, L.P. (collectively with its affiliates, the “Engine Group”) dated as of August 7, 2022 (the “Cooperation Agreement”).

Pursuant to the Amendment, the Company agreed that the Board of Directors of the Company (the “Board”) and all applicable committees of the Board will take all necessary action to nominate Bradley T. Favreau (the “Investor Group Designee”) as a Class III director for re-election to the Board at the 2023 annual meeting of stockholders (the “2023 Annual Meeting”) to serve until the election and qualification of his successor at the 2024 Annual Meeting of Stockholders, subject to his earlier death, resignation, disqualification or removal. Mr. Favreau will continue to serve on the Compensation Committee of the Board. The Amendment further provides that the Cooperation Agreement will terminate on the date that is the earlier of (i) 30 days prior to the director nomination notice deadline for the 2024 Annual Meeting, (ii) the date that Mr. Favreau ceases to serve as a director for any reason, and (iii) May 24, 2024. No other modification of the Cooperation Agreement was effected by the Amendment.

The summary above of the terms of the Amendment and the Cooperation Agreement is qualified in its entirety by reference to the full text of the Amendment and the Cooperation Agreement, copies of which are filed as Exhibit 10.1 to this Current Report on Form 8-K, and as Exhibit 10.1 to the Current Report on Form 8-K filed on August 8, 2023, both of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit
Number	Description
10.1	First Amendment to Cooperation Agreement, dated May 24, 2023, by and among the Engine Group and the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN OUTDOOR BRANDS, INC.

Date:	March 26, 2023	By:	/s/ H. Andrew Fulmer
H. Andrew Fulmer Executive Vice President, Chief Financial Officer, and Treasurer